Exhibit 10.2

STOCKHOLDERS AGREEMENT

OF

MXENERGY HOLDINGS INC.

Dated as of September 22, 2009

ARTICLE I	GOVERNANCE AND MANAGEMENT OF THE COMPANY	2

1.1	Voting; Certain Actions	2
1.2	Chief Executive Officer; Management	3
1.3	Information; Access	3
1.4	Corporate Opportunities	4
1.5	Certain Understandings	5
1.6	Termination of Certain Rights	5

ARTICLE II	TRANSFERS	6

2.1	In General	6
2.2	Additional Restrictions	7
2.3	Tag-Along Rights	7
2.4	Drag-Along Rights	9
2.5	Right of First Refusal	11
2.6	Legend	13

ARTICLE III	DEFINITIONS	14

3.1	Certain Definitions	14
3.2	Terms Generally	23

ARTICLE IV	MISCELLANEOUS	24

4.1	Termination	24
4.2	Confidentiality	24
4.3	Restrictions on Other Agreements; Conflicts with Organizational Documents	25
4.4	Further Assurances	25
4.5	No Recourse	25
4.6	Amendment; Waivers, etc.	26
4.7	Assignment	26
4.8	Binding Effect	26
4.9	No Third Party Beneficiaries	26
4.10	Notices	26
4.11	Severability	27
4.12	Headings	27
4.13	Entire Agreement	27
4.14	Governing Law	27
4.15	Arbitration	27
4.16	Waiver of Certain Damages	28
4.17	Counterparts; Facsimile Signatures	29

Schedule I	Class A Stockholders
Schedule II	Class B Stockholders
Schedule III	Class C Stockholders
Schedule IV	AIG Entities
Annex A	Form of Joinder Agreement
Annex B	Form of Representations and Warranties
Annex C	Form of Confidentiality Agreement

i

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT is dated as of September 22, 2009, among (i) MXenergy Holdings Inc., a Delaware corporation (the “Company”), (ii) the Stockholders listed on Schedule I hereto (collectively, the “Class A Stockholders”), (iii) the Stockholders listed on Schedule II hereto (collectively, the “Class B Stockholders”), (iv) the Stockholders listed on Schedule III hereto (collectively, the “Class C Stockholders” and, together with the Class A Stockholders and the Class B Stockholders, the “Common Stockholders”) and (v) any other Stockholder that may become a party to this Agreement after the date and pursuant to the terms hereof.  Capitalized terms used herein without definition shall have the meanings set forth in Section 3.1.

RECITALS

A.                                   Pursuant to that certain Amended and Restated Lock-Up, Support and Voting Agreement, dated as of August 14, 2009 (the “Lock-Up Agreement”), the Company and certain holders of the Company’s Floating Rate Senior Notes due 2011 (the “Notes”) have agreed to amend and exchange certain obligations of the Company and certain of its Subsidiaries (collectively, the “Restructuring”), upon the terms and subject to the conditions set forth in the Lock-Up Agreement.

B.                                     Pursuant to the Lock-Up Agreement, the Company has commenced an exchange offer (the “Exchange Offer”) to exchange any and all of the outstanding Notes (excluding Notes owned by the Company) for new debt instruments, cash and shares of Common Stock, upon the terms and subject to the conditions set forth in that certain Second Amended and Restated Confidential Offering Memorandum and Consent Solicitation Statement, dated August 27, 2009, as may be further amended or supplemented, and in the related Letter of Transmittal and Consent (collectively, the “Offer Documents”).

C.                                     Pursuant to the Offer Documents, the Notes tendered pursuant to the Exchange Offer have been exchanged for, among other things, shares of Class A Common Stock representing 62.5% of the outstanding shares of Common Stock (on a Fully Diluted Basis, but prior to any grants under the Management Incentive Plan).

D.                                    As part of the Restructuring, (i) the Company has issued shares of Class B Common Stock, representing 7.37% of the outstanding shares of Common Stock (on a Fully Diluted Basis, but prior to grants under the Management Incentive Plan) and (ii) the Company has issued shares of Class C Common Stock, representing 30.13% of the outstanding shares of Common Stock (on a Fully Diluted Basis, but prior to any grants under the Management Incentive Plan).

E.                                      Following the closing of the Exchange Offer, the Company intends to establish a management incentive plan (the “Management Incentive Plan”), pursuant to which the Company will grant to certain key management employees of the Company and its Subsidiaries, in the aggregate, Equity Securities representing in the aggregate10% of the outstanding shares of Common Stock (on a Fully Diluted Basis).

F.                                      The Company and the Stockholders wish to set forth in this Agreement certain terms and conditions regarding the ownership of Equity Securities, including certain restrictions on the transfer of such securities, and the management of the Company and its Subsidiaries.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

ARTICLE I

GOVERNANCE AND MANAGEMENT OF THE COMPANY

1.1                                 Voting; Certain Actions.

(a)                                  Each Stockholder shall vote or cause to be voted all of its Voting Securities, and shall take or cause to be taken all other necessary or desirable actions within such Stockholder’s control (including, without limitation, attending meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take or cause to be taken all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), to cause the election, removal and replacement of directors (including the election of the President and Chief Executive Officer as a director) in the manner contemplated in, and otherwise give the fullest effect possible to, the provisions of the Certificate of Incorporation.

(b)                                 Each Stockholder, in connection with any vote or action by written consent of the stockholders of the Company relating to any matter requiring prior approval by the Board in accordance with the provisions of the Certificate of Incorporation, (i) shall vote or cause to be voted all of its Voting Securities against (and not act by written consent to approve) such matter if such matter has not received such required approval by the Board and (ii) otherwise shall use its commercially reasonable efforts to take or cause to be taken all other reasonable actions, at the expense of the Company, required, to the extent permitted by Applicable Law, to prevent the taking of any action by the Company that has not received such required approval by the Board.

(c)                                  Insofar as the Company or any of its Subsidiaries becomes subject to requirements under Applicable Law or the regulations of any self-regulatory organization relating to the composition of the Board or its Committees, their respective responsibilities or the qualifications of their respective members, each of the Common Stockholders shall cooperate in good faith to select their respective nominees to the Board under the Certificate of Incorporation so as to permit the Company to comply with all such applicable requirements.

1.2                                 Chief Executive Officer; Management.  The Chief Executive Officer shall be appointed by the Board and may be removed with or without cause by the Board, in each case, in the manner set forth in the Certificate of Incorporation.  The compensation and benefits of the Chief Executive Officer, and any employee of the Company or any Subsidiary of the Company who reports directly to the Chief Executive Officer, shall be determined by the Compensation Committee, and in the case of the compensation and benefits of the Chief Executive Officer only, subject also to the approval of the Board (acting upon recommendation of the Compensation Committee).

1.3                                 Information; Access.

(a)                                  Information.  The Company shall provide each Stockholder or its designated Representative with:

(i)                                     as soon as available, and in any event within 60 days after the end of each fiscal quarter of the Company for the first three fiscal quarters of a fiscal year, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the consolidated statements of income, cash flows and changes in stockholders’ equity for such quarter and the portion of the fiscal year then ended of the Company and its Subsidiaries;

(ii)                                  as soon as available, and in any event within 105 days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of each such fiscal year and the consolidated statements of income, cash flows and changes in stockholders’ equity for such year of the Company and its Subsidiaries, accompanied by the report of independent certified public accountants of recognized national standing; and

(iii)                               whether or not required by Applicable Law or pursuant to the terms of any outstanding indebtedness of the Company, any annual reports on Form 10-K, quarterly reports on Form 10-Q and reports on Form 8-K(without exhibits) pursuant to Section 13 or 15(d) of the Exchange Act, in such form and at such times (subject to a 15-day grace period) as the Company would be required by Applicable Law to prepare such reports if the Company were a publicly reporting company.

(b)                                 Access.  If requested by a Stockholder that (together with its Permitted Transferees) is a holder of an aggregate number of shares of Common Stock representing at least 5% of the issued and outstanding shares of Common Stock, the Company shall, and shall cause its Subsidiaries, officers, directors and employees to, (i) provide to the Representatives of such Stockholder such additional information regarding the Company’s and its Subsidiaries’ affairs, finances and accounts as each such Stockholder may reasonably request upon reasonable notice and (ii) provide to the Representatives of such Stockholder designated by the Stockholder, during normal business hours, upon reasonable notice and at such Stockholder’s expense, reasonable access to the books and records of the Company and its Subsidiaries.

(c)                                  Additional Information.  Each of the Stockholders agrees that, from the date of this Agreement and for so long as it shall own any Equity Securities, it will furnish the Company such necessary information and reasonable assistance as the Company may reasonably request in connection with (i) the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement and (ii) the preparation and filing of any reports, filings, applications, consents or authorizations with any Governmental Entity under any Applicable Law.  Each Stockholder proposing to make a Transfer pursuant to Article II shall provide the Company with any information reasonably requested by the Company in order to determine whether the proposed Transfer would be a Prohibited Transaction.

1.4                                 Corporate Opportunities.  Except as otherwise provided in the second sentence of this Section 1.4, (i) no Stockholder and no stockholder, member, manager, partner or Affiliate of any Stockholder or their respective officers, directors, employees or agents (even if also an officer or director of the Company) (any of the foregoing, a “Stockholder Group Member”) shall have any duty to communicate or present an investment or business opportunity or prospective economic advantage to the Company or any of its Subsidiaries in which the Company or one of its Subsidiaries may, but for the provisions of this Section 1.4, have an interest or expectancy (“Corporate Opportunity”), and (ii) no Stockholder or any Stockholder Group Member (even if also an officer or director of the Company) will be deemed to have breached any fiduciary or other duty or obligation to the Company by reason of the fact that any such Person pursues or acquires a Corporate Opportunity for itself or its Affiliates or directs, sells, assigns or transfers such Corporate Opportunity to another Person or does not communicate information regarding such Corporate Opportunity to the Company.  The Company, on behalf of itself and its Subsidiaries, renounces any interest in a Corporate Opportunity and any expectancy that a Corporate Opportunity will be offered to the Company; provided that the Company does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to an officer or director of the Company in his or her capacity as an officer or director of the Company, whether or not such individual is also an officer or director of a Stockholder, if such Corporate Opportunity is offered to such individual because the Person offering such Corporate Opportunity specifically wishes to do business with the Company or any of its Subsidiaries, and the Stockholders recognize that the Company reserves such rights.

Nothing herein shall be construed to require any person to breach a duty of loyalty to such person’s employer.

1.5                                 Certain Understandings.  Each party to this Agreement acknowledges that the initial holder of the Class B Common Stock and its Affiliates (collectively, the “Class B Holder”) will engage in transactions with the Company and its Subsidiaries pursuant to certain Master ISDA Agreements (as defined in the Certificate of Incorporation).  Neither this Agreement nor the Master ISDA Agreements shall preclude the Class B Holder from engaging in transactions of a nature like the transactions contemplated by the Master ISDA Agreements with any other Person.  Without limiting the foregoing, each party acknowledges that the Class B Holder is engaged in, among other things, dealing in fuel, and power and related commodities for its own account in the U.S. wholesale fuel and power markets, and manages positions in fuel and power and related commodities for others.  The Class B Holder may (i) take actions under the Master ISDA Agreements that may be different than the actions the Class B Holder takes for its own account or for the account of others, even though the circumstances may be the same or similar and (ii) effect transactions with counterparties that are also counterparties to other transactions in fuel and/or power or related commodities with the Class B Holder or for which the Class B Holder is acting in an agency capacity.  The Class B Holder may from time to time take proprietary positions and/or make a market in commodities and/or instruments identical or economically related to the transactions contemplated by the Master ISDA Agreements, or may have an investment banking or other commercial relationship with and access to information from the issuer(s) of financial instruments or other interests underlying such transactions during the term of the Master ISDA Agreements.  The Class B Holder may also undertake lawful proprietary activities, including hedging transactions related to the initiation or termination of a transaction, that may adversely affect the market price, rate, index or other market factor(s) underlying the transactions contemplated by the Master ISDA Agreements and consequently the value of the transactions contemplated by the Master ISDA Agreements.  The parties acknowledge that the relationship between the Class B Holder and the Company and its Subsidiaries under the Master ISDA Agreements is a commercial and not a fiduciary relationship and that neither the Master ISDA Agreements nor this Agreement (except as expressly set forth herein) shall limit in any manner the ability of the Class B Holder to enter into any transaction of any nature with any other Person, provided that the Class B Holder must establish an information wall within its organization so that any Information it obtains in its capacity as a Stockholder or that is disclosed to the Class B Director is kept confidential and is not used by the Class B Holder other than in connection with the operation of the Company and its Subsidiaries, and provided further, for the avoidance of doubt, that nothing in this Section 1.5 relieves the Class B Holder of its obligations under Section 4.2.

1.6                                 Termination of Certain Rights.  In connection with a proposed IPO, if the managing underwriter or underwriters thereof advise the Company in writing that in its or their opinion the retention of any provision(s) contained in Sections 1.1 or 1.2 of this Agreement or Article X of the Certificate of Incorporation would be reasonably expected to have a material adverse effect on the success of the offering (including, without limitation, a material impact on the selling price), the Stockholders shall negotiate in good faith with each other to amend one or more of such provisions to the extent necessary to avoid having such a material adverse effect on the success of the IPO.  Notwithstanding the foregoing, for so long as the shares of Class B Common Stock are outstanding and have not been converted to shares of Class C Common Stock or to shares of Class D Common Stock pursuant to the Certificate of Incorporation, Sempra shall not be required under this Section 1.6 to amend or modify or to negotiate to amend or modify the provisions of Sections 10.1(a)(i), (ii), (iii), (iv), (vi), (xi), (xvi) or (xviii), 10.1(b), 10.2 and 10.3 of the Certificate of Incorporation.

ARTICLE II

TRANSFERS

2.1                                 In General.

(a)                                  No Stockholder may Transfer any of its Equity Securities except in compliance with the Securities Act, applicable state securities laws and all applicable provisions of this Agreement.  Any Transfer or attempted Transfer of Equity Securities in violation of any provision of this Agreement shall be void.

(b)                                 Notwithstanding anything to the contrary in this Agreement, no Stockholder shall Transfer any Equity Securities (whether or not such Transfer would otherwise be permitted by Section 2.1(a)) (i) to any Competitor of the Company or any of its Subsidiaries or (ii) if any such Transfer would constitute a Prohibited Transaction, unless, in any such case, such Transfer has been approved by Board Special Approval; provided, that any such Transfer of shares of Class B Common Stock shall be subject to the provisions of Section 5.3(c) of the Certificate of Incorporation.

(c)                                  Notwithstanding anything to the contrary in this Agreement, no Stockholder shall Transfer any Equity Securities (whether or not the proposed Transferee is a Permitted Transferee or such Transfer would otherwise be permitted by Section 2.1(a)) to any Person without the consent of Stockholders holding in the aggregate a majority of the issued and outstanding shares of Class B Common Stock if such Transfer would result in a “Change of Control” within the meaning of clause (3) of the definition of Change of Control in the New Notes Indenture as modified by the second proviso contained in such definition (whether or not such Transfer is pursuant to a Mandatory Offer (as defined in the Certificate of Incorporation), the provisions of Section 2.3 or 2.4, or otherwise), unless such Transfer would, as a condition to the consummation thereof, result in, and such Transfer does result in, the Discharge of ISDA Obligations having occurred.

(d)                                 It shall be a condition precedent to the Transfer of any Equity Securities to any Transferee (including any Permitted Transferee) after the date of this Agreement that such Transferee (i) become a party to this Agreement by executing and delivering a joinder agreement hereto, substantially in the form attached as Annex A hereto, and, in the case of a Transfer of shares of Class A Common Stock, a joinder agreement to the Class A Voting Agreement and, in the case of a Transfer of shares of Class C Common Stock, a joinder agreement to the Class C Voting Agreement, (ii) except in the case of a Transfer of shares of Class B Common Stock, execute all such other agreements or documents as may reasonably be requested by the Company (which may include such representations and warranties made by the Transferee to the Company as may be reasonably requested by the Company to ensure compliance with applicable regulatory requirements, which representations and warranties shall be substantially in the form attached as Annex B hereto), (iii) in the case of a Transfer of shares of Class B Common Stock, execute all such other agreements or documents as may reasonably be requested by the Company for the sole purpose of ensuring compliance with the Securities Act and compliance with the terms this Agreement, and which are necessary for purposes of legal and/or regulatory compliance, (iv)ensure with the Transferring Stockholders that any merger control or other regulatory authorizations needed in connection with such Transfer are duly obtained and (v) deliver such agreements and documents to the Company at its address specified in Section 4.10.  Such Person shall, upon satisfaction of such conditions to the reasonable satisfaction of the Company and its acquisition of Equity Securities, be a Stockholder for all purposes of this Agreement.

2.2                                 Additional Restrictions.  No shares of Class C Common Stock held by any current or former employees of the Company or any of its Subsidiaries may be Transferred to any Person (except by will or in connection with customary estate planning) until the third anniversary of the Closing Date or as otherwise provided in the Management Incentive Plan.  From and after the third anniversary of the Closing Date, any shares of Class C Common Stock acquired by any current or former employees of the Company or any of its Subsidiaries under the Management Incentive Plan may be Transferred only as provided in the Management Incentive Plan.

2.3                                 Tag-Along Rights.

(a)                                  In the event of a proposed Transfer by one or more Stockholders (each, a “Transferring Stockholder”) of shares of Common Stock representing in the aggregate a majority of the issued and outstanding shares of all classes of Common Stock (calculated on a Fully Diluted Basis) (a “Tag-Along Transfer”) to a single Transferee or a Group of related Transferees, in any transaction or a series of related transactions (including, for the avoidance of doubt, where the conditions to a Tag-Along Transfer are satisfied as the result of a Mandatory Offer (as defined in the Certificate of Incorporation)), other than (x) to a Permitted Transferee or (y) in connection with a Public Offering or brokers’ transactions (within the meaning of Section 4(4) of the Securities Act) pursuant to Rule 144, each Stockholder other than the Transferring Stockholder (each, a “Tag-Along Participant”) shall have the right to participate on the same terms and conditions and for the same per share consideration as each Transferring Stockholder in the Transfer, in the manner set forth in this Section 2.3.  Prior to any Tag-Along Transfer, following compliance with Section 2.5 (if applicable), each Transferring Stockholder shall deliver to the Company prompt written notice (the “Transfer Notice”), which the Company will forward to each Tag-Along Participant within five (5) Business Days of receipt thereof, which notice shall state (i) the name of the proposed Transferee, (ii) the number of shares of Common Stock proposed to be Transferred by the Transferring Stockholder (the “Transferred Securities”), (iii) the proposed purchase price therefor, including a description of any non-cash consideration sufficiently detailed to permit the determination of the Fair Market Value thereof, and (iv) the other material terms and conditions of the proposed Tag-Along Transfer, including the proposed Tag-Along Transfer date (which date may not be less than 35 Business Days after delivery to the Tag-Along Participants of the Transfer Notice).  Such notice shall be accompanied by a written offer from the proposed Transferee to purchase the Transferred Securities, which offer may be conditioned upon the consummation of the sale by each Transferring Stockholder, or the most recent drafts of the purchase and sale documentation between each Transferring Stockholder and the Transferee, which shall make provision for the participation of the Tag-Along Participants in such sale consistent with this Section 2.3.

(b)                                 Each Tag-Along Participant may elect to participate in the proposed Tag-Along Transfer to the proposed Transferee identified in the Transfer Notice by giving written notice to the Company and to each Transferring Stockholder within twenty (20) Business Days after the delivery of the Transfer Notice to such Tag-Along Participant, which notice shall state that such Tag-Along Participant elects to exercise its rights of tag-along under this Section 2.3 and shall state the maximum number of shares of Common Stock sought to be Transferred.  Each Tag-Along Participant shall be deemed to have waived its right of tag-along with respect to the Transferred Securities hereunder if it fails to give notice within the prescribed time period.

(c)                                  At the closing of the Tag-Along Transfer of the Transferred Securities to the Transferee, each Tag-Along Participant exercising its tag-along rights hereunder shall deliver to the Transferring Stockholder certificates representing the Transferred Securities to be Transferred by such Tag-Along Participant, duly endorsed for transfer or accompanied by stock powers duly executed, in either case executed in blank or in favor of the applicable purchaser, against payment of the aggregate purchase price therefor by wire transfer of immediately available funds.  Each Stockholder participating in a Tag-Along Transfer shall receive consideration in the same form and per share amount after deduction of such Stockholder’s proportionate share of the related expenses.  Each Stockholder participating in a Tag-Along Transfer shall agree to make or agree to the same customary representations, covenants, indemnities and agreements as the Transferring Stockholder, so long as they are made severally and not jointly and the liabilities thereunder are borne on a pro rata basis based on the consideration to be received by each Stockholder; provided, that any general indemnity given by the Transferring Stockholder, applicable to liabilities not specific to the Transferring Stockholder, to the Transferee in connection with such Tag-Along Transfer shall be apportioned among the Stockholders participating in such Tag-Along Transfer according to the consideration received by each such Stockholder and shall not exceed 20% of such

Stockholder’s net proceeds from the Tag-Along Transfer; provided, further, that any representation relating specifically to a Stockholder or its ownership of the Equity Securities to be Transferred shall be made only by that Stockholder.  The fees and expenses incurred in connection with a Tag-Along Transfer and for the benefit of all Stockholders (it being understood that costs incurred by or on behalf of a Stockholder for his, her or its sole benefit will not be considered to be for the benefit of all Stockholders), to the extent not paid or reimbursed by the Company or the Transferee or acquiring Person, shall be shared by all the Stockholders on a pro rata basis, based on the consideration received by each Stockholder in respect of its Equity Securities to be Transferred; provided that no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Tag-Along Transfer (excluding de minimis expenditures).  The proposed Tag-Along Transfer date may be extended beyond the date described in the Transfer Notice to the extent necessary to obtain required approvals of Governmental Entities and other required approvals and the Company shall use its commercially reasonable efforts to obtain, and the Stockholders shall use their respective commercially reasonable efforts to cooperate with the Company in obtaining, such approvals.

(d)                                 If the Transferring Stockholder sells or otherwise Transfers to the Transferee any of its shares of Common Stock in breach of this Section 2.3, then each Tag-Along Participant shall have the right to sell to each Transferring Stockholder, and each Transferring Stockholder undertakes to purchase from each Tag-Along Participant, the number of shares of Common Stock that such Tag-Along Participant would have had the right to sell to the Transferee pursuant to this Section 2.3, for a per share amount and form of consideration and upon the terms and conditions on which the Transferee bought such shares from the Transferring Stockholder, but without any indemnity being granted by any Tag-Along Participant to the Transferring Stockholder; provided, however, that nothing contained in this Section 2.3(d) shall preclude any Stockholder from seeking alternative remedies against any such Transferring Stockholder as a result of its breach of this Section 2.3.

(e)                                  In the event of a proposed Transfer of shares of Common Stock that is subject to this Section 2.3 and the provisions of Article XI of the Certificate of Incorporation, the provisions of Article XI of the Certificate of Incorporation shall apply first to such Transfer, and the provisions of this Section 2.3 shall apply second.

2.4                                 Drag-Along Rights.

(a)                                  If one or more Stockholders holding in the aggregate (x) 75% of the issued and outstanding shares of Common Stock and (y) 70% of the issued and outstanding shares of Class B Common Stock determine to Transfer all of the issued and outstanding Equity Securities to any Person or Persons (other than a Stockholder Transferee and other than an Affiliate of any of the transferring Stockholders or a Group including one or more Affiliates of any of the transferring Stockholders) in any transaction or a series of related transactions that is proposed to be effected on an arms-length basis (a “Drag-Along

Transaction”), then, if requested by the Stockholders Transferring such Equity Securities (the “Section 2.4 Transferring Stockholders”), each other Stockholder (each, a “Selling Stockholder”) shall be required to sell to the proposed Transferee all of the Equity Securities held by it, for the same form and amount of consideration per share as the consideration per share to be received by the Section 2.4 Transferring Stockholders, and upon the same terms and conditions as those upon which the Section 2.4 Transferring Stockholders sell their Equity Securities to the proposed Transferee.  If any holders of Equity Securities of any class are given an option as to the form and amount of consideration to be received in the Drag-Along Transaction, all holders of Equity Securities of such class must be given the same option.  The Section 2.4 Transferring Stockholder(s) shall provide written notice (the “Drag-Along Notice”) to each other Selling Stockholder of any proposed Drag-Along Transaction as soon as practicable following its exercise of the rights provided in this Section 2.4(a).  The Drag-Along Notice shall set forth the consideration to be paid by the proposed Transferee for the Equity Securities, the identity of the proposed Transferee and the material terms of the proposed Drag-Along Transaction.

(b)                                 In connection with the Drag-Along Transaction, each Selling Stockholder will agree to make or agree to the same customary representations, covenants, indemnities and agreements as the Section 2.4 Transferring Stockholders, so long as they are made severally and not jointly and the liabilities thereunder are borne on a pro rata basis based on the consideration to be received by each Stockholder; provided, however, that (i) any general indemnity given by the Section 2.4 Transferring Stockholders, applicable to liabilities not specific to the Section 2.4 Transferring Stockholders, to the Transferee in connection with such Drag-Along Transaction shall be apportioned among the Selling Stockholders according to the consideration received by each Selling Stockholder and shall not exceed 20% of such Selling Stockholder’s net proceeds from the Drag-Along Transaction, (ii) that any representation relating specifically to a Selling Stockholder or its Equity Securities shall be made only by that Selling Stockholder and (iii) in no event shall any Stockholder be obligated to agree to any non-competition covenant or other similar agreement as a condition of participating in such Drag-Along Transaction.  The fees and expenses incurred in connection with the Drag-Along Transaction and for the benefit of all Stockholders (it being understood that costs incurred by or on behalf of a Stockholder for his, her or its sole benefit will not be considered to be for the benefit of all Stockholders), to the extent not paid or reimbursed by the Company or the Transferee, shall be shared by all the Stockholders on a pro rata basis, based on the consideration received by each Stockholder in respect of its Equity Securities; provided, however, that no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Drag-Along Transaction (excluding de minimis expenditures).

(c)                                  Notwithstanding anything to the contrary in this Agreement, any Selling Stockholder whose assets (“Plan Assets”) constitute assets of one or more employee benefit plans and are subject to Part IV of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), shall not be obligated to sell to any Person to whom the sale of any Equity Securities would constitute a non-exempt “prohibited transaction” within the meaning of ERISA or the Code, provided, however, that if so requested by the Section 2.4 Transferring Stockholders: (i) such Selling Stockholder shall have taken commercially reasonable efforts to (x) structure its sale of Equity Securities so as not to constitute a non-exempt “prohibited transaction” or (y) obtain a ruling from the Department of Labor to the effect that such sale (as originally proposed or as restructured pursuant to clause (i)(x)) does not constitute a non-exempt “prohibited transaction” and (ii) such Selling Stockholder shall have delivered an opinion of counsel (which opinion and counsel are reasonably satisfactory to the Section 2.4 Transferring Stockholders) to the effect that such sale (as originally proposed or as restructured pursuant to clause (i)(x)) would constitute a non-exempt “prohibited transaction.”

(d)                                 Upon the consummation of the Drag-Along Transaction and delivery by any Selling Stockholder of the duly endorsed certificate or certificates representing the Equity Securities held by such Selling Stockholder to be sold, together with a stock power duly executed in blank, the acquiring Person shall remit directly to such Selling Stockholder, by wire transfer of immediately available funds, the consideration for the Equity Securities sold pursuant thereto.

(e)                                  In the event of a proposed Transfer of shares of Common Stock that is subject to this Section 2.4, Section 2.3 and the provisions of Article XI of the Certificate of Incorporation, the provisions of this Section 2.4 shall control.

2.5                                 Right of First Refusal.

(a)                                  Subject to the terms and conditions specified in this Section 2.5 and without in an way limiting the restrictions on Transfer in this Article II, the Class A Stockholders and the Class B Stockholders (collectively, the “ROFR Stockholders”) shall have a right of first refusal if any Class C Stockholder (the “Initiator”) proposes to sell any shares of Class C Common Stock owned by it (the “Transfer Shares”), other than (i) to a Permitted Transferee or (ii) as a Tag-Along Participant pursuant to Section 2.3 or as a Selling Stockholder pursuant to Section 2.4.

(b)                                 Each time the Initiator proposes so to sell any Transfer Shares, the Initiator shall give a written notice (the “Initiator Notice”) to each ROFR Stockholder, specifying the number of Transfer Shares and containing an irrevocable offer to sell the Transfer Securities to the ROFR Stockholders at the price, and upon the other material terms and conditions, specified in the Initiator Notice (the “Transfer Price”).  The Transfer Price shall be equal to the price offered (the “Purchase Offer”) to the Initiator by a bona fide third party offeror (the “Third-Party Offeror”), the identity of which shall be specified in the Initiator Notice.  If the Purchase Offer is contained in a written proposal, a copy of such written proposal shall be provided with the Initiator Notice.

(c)                                  Within twenty (20) Business Days after its receipt of the Initiator Notice (the “ROFR Exercise Period”), each ROFR Stockholder who wishes to purchase any

Transfer Shares shall give a written notice to the Initiator (the “ROFR Notice”), specifying the number of Transfer Shares that such ROFR Stockholder wishes to purchase (up to such ROFR Stockholder’s Pro Rata Share) and, at the option of such ROFR Stockholder, indicating the maximum number of Transfer Shares that such ROFR Stockholder irrevocably commits to purchase in excess of such ROFR Stockholder’s Pro Rata Share (the “Excess Amount”).  Any ROFR Notice shall upon delivery become binding on the ROFR Stockholder delivering such notice and shall become irrevocable without the necessity of any acceptance thereof by the Initiator.  If one or more ROFR Stockholders decline to participate in such purchase or elect to purchase less than such ROFR Stockholder’s Pro Rata Share, then the remaining Transfer Shares shall automatically be deemed to be accepted by the ROFR Stockholders who specified an Excess Amount in their respective notice of acceptance, and shall be allocated among such ROFR Stockholders (with rounding to avoid fractional shares) in proportion to their respective Pro Rata Share, but in no event shall an amount greater than a ROFR Stockholder’s Excess Amount be allocated to such ROFR Stockholder.  Any excess Transfer Securities remaining after such allocation shall be further allocated among the remaining ROFR Stockholders whose specified Excess Amount has not been satisfied (with rounding to avoid fractional shares) in proportion to each ROFR Stockholder’s respective Pro Rata Share, and such procedure shall be employed until the entire Excess Amount of each ROFR Stockholder has been satisfied or until all of the Transfer Securities have been allocated.  Two or more ROFR Stockholders may also deliver a joint ROFR Notice.  A ROFR Stockholder’s failure to give timely written notice regarding its election to purchase any Transfer Securities pursuant to this Section 2.5 shall be deemed an election by such ROFR Stockholder not to purchase any Transfer Securities.  For purposes of this Section 2.5, the term “Pro Rata Share” means, with respect to any ROFR Stockholder, with respect to any proposed Transfer, on the applicable Transfer date, a percentage of the Transfer Shares being offered to the ROFR Stockholders equal to a fraction determined by dividing (x) the number of shares of Common Stock held by such ROFR Stockholder as of such date by (y) the total number of shares of Common Stock held as of such date by all ROFR Stockholders participating in the allocation round for which Pro Rata Shares are being calculated.

(d)                                 Upon the consummation of the purchase by the ROFR Stockholders of the Transfer Shares pursuant to this Section 2.5 and delivery by the Initiator of the duly endorsed certificate or certificates representing the Transfer Shares, together with a stock power duly executed in blank, each of the ROFR Stockholders who has purchased such Transfer Shares shall remit directly to the Initiator, by wire transfer of immediately available funds, the consideration for the Equity Securities sold pursuant thereto.

(e)                                  Anything in this Section 2.5 to the contrary notwithstanding, if the ROFR Stockholders do not deliver ROFR Notices covering in the aggregate all of the Transfer Shares proposed to be sold by the Initiator in its Initiator Notice, then no ROFR Stockholder shall be entitled to purchase any of such Transfer Shares pursuant to this Section 2.5.  If, at the end of the ROFR Exercise Period, none of the ROFR Stockholders has delivered to the Initiator an effective ROFR Notice, or if the ROFR Stockholders have delivered ROFR Notices covering in the aggregate less than all of the Transfer Shares, then the Initiator shall have sixty (60) Business Days after the expiration of the ROFR Exercise Period during which to Transfer all (but not less than all) of the Transfer Shares to the Third-Party Offeror, at a price not lower than the Transfer Price and on terms no more favorable to the Third-Party Offeror in all material respects than those contained in the Transfer Notice.  If, at the end of such sixty-Business Day period, the Initiator has not completed the Transfer of the Transfer Shares to the Third-Party Offeror, the Initiator shall no longer be permitted to Transfer the Transfer Shares to the Third-Party Offeror or any other Person without again complying with the requirements of this Section 2.5; provided, however, that if the Initiator determines at any time within such sixty-Business Day period that the Transfer of the Transfer Shares to the Third-Party Offeror at a price not lower than the Transfer Price and on terms no more favorable to the Third-Party Offeror in all material respects than those contained in the Transfer Notice is impractical, the Initiator may terminate all attempts to Transfer the Transfer Shares and recommence the procedures described in this Section 2.5 prior to the expiration of such sixty-Business Day period by delivering a written notice thereof to each ROFR Stockholder.

2.6                                 Legend.

(a)                                  All certificates representing the Equity Securities held by each Stockholder shall bear legends substantially in the following forms:

“THIS COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF A CERTAIN STOCKHOLDERS AGREEMENT, AMONG THE ISSUER HEREOF AND EACH OF THE HOLDERS OF THE COMMON STOCK, AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.  THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.  COPIES OF SUCH STOCKHOLDERS AGREEMENT ARE ON FILE AT THE ISSUER’S PRINCIPAL OFFICES AND, UPON WRITTEN REQUEST,

COPIES THEREOF WILL BE MAILED WITHOUT CHARGE WITHIN FIVE DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS.”

(b)                                 Upon the permitted sale of any Equity Securities pursuant to (i) an effective registration statement under the Securities Act or pursuant to Rule 144 or (ii) another exemption from registration under the Securities Act or upon the termination of this Agreement, the certificates representing such Equity Securities shall be replaced, at the expense of the Company, with certificates or instruments not bearing the legends required by Section 2.6(a); provided, however, that the Company may condition such replacement of certificates under clause (ii) upon the receipt of an opinion of securities counsel reasonably satisfactory to the Company.

ARTICLE III

DEFINITIONS

3.1                                 Certain Definitions.

“Affiliate” means, (i) with respect to any Person, any Person directly or indirectly Controlling, Controlled by or under common Control with such Person, (ii) with respect to any AIG Entity, any other investment entity sponsored or managed by AIG or any asset management entity successor thereto, (iii) with respect to any Camulos Fund, any other investment entity sponsored or managed by Camulos or any investment management entity successor thereto, and (iv) with respect to any Taconic Fund, any other investment entity sponsored or managed by Taconic or any investment management entity successor thereto.

“Agreement” means this Stockholders Agreement, as amended from time to time in accordance with Section 4.6(a).

“AIG” means AIG Global Investment Corp., a New Jersey corporation.

“AIG Entities” means, collectively, each of the entities listed on Schedule IV hereto.

“Applicable Law” means all applicable provisions of (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Entity, (ii) any consents or approvals of any Governmental Entity and (iii) any orders, decisions, injunctions, judgments, awards, decrees of or agreements with any Governmental Entity.

“Board” means the Board of Directors of the Company.

“Board Special Approval” means the prior approval of (i) a majority of the total authorized number of directors constituting the Board, (ii) a majority of the total authorized number of Class A Directors and (iii) if required under the Certificate of Incorporation, the Class B Director.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

“Bylaws” means the Third Amended and Restated Bylaws of the Company, as they may be amended from time to time.

“Camulos” means Camulos Capital LP, a Delaware limited partnership.

“Camulos Funds” means, collectively, (i) Camulos Master Fund LP and (ii) Camulos Loan Vehicle Fund I LP.

“Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Company, as it may be amended from time to time.

“Chief Executive Officer” means the chief executive officer of the Company.

“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.

“Class A Directors” means, collectively, the directors nominated and elected by the Class A Stockholders, voting as a separate class, in accordance with the Certificate of Incorporation and in the manner set forth in the Class A Voting Agreement.

“Class A Stockholders” has the meaning set forth in the preamble to this Agreement.

“Class A Voting Agreement” means the Voting Agreement, dated as of the date hereof, by and among the Class A Stockholders party thereto, as it may be amended from time to time.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of the Company.

“Class B Director” means the director nominated and elected by the Class B Stockholders, voting as a separate class, in accordance with the Certificate of Incorporation.

“Class B Holder” has the meaning set forth in Section 1.5.

“Class B Stockholders” has the meaning set forth in the preamble to this Agreement.

“Class C Common Stock” means the Class C Common Stock, par value $0.01 per share, of the Company.

“Class C Stockholders” has the meaning set forth in the preamble to this Agreement.

“Class C Voting Agreement” means the Voting Agreement, dated as of the date hereof, by and among the Class C Stockholders party thereto, as it may be amended from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means any committee of the Board.

“Common Stock” means, collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Common Stockholders” has the meaning set forth in the preamble to this Agreement.

“Company” has the meaning set forth in the Preamble.

“Compensation Committee” means the Compensation Committee of the Board established in accordance with the Certificate of Incorporation.

“Competitor” means any Person that, directly or through any Affiliate, is engaged principally in the retail sale of natural gas and electricity to end-use residential and small commercial customers in deregulated markets in the U.S. and Canada.

“Control” means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract or otherwise.

“Corporate Opportunity” has the meaning set forth in Section 1.4.

“Discharge of ISDA Obligations” has the meaning given such term in the Certificate of Incorporation, as of September 22, 2009.

“Drag-Along Notice” has the meaning set forth in Section 2.4(a).

“Drag-Along Transaction” has the meaning set forth in Section 2.4(a).

“Equity Securities” means any and all shares of Common Stock of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares.

“ERISA” has the meaning set forth in Section 2.4(c).

“Excess Amount” has the meaning set forth in Section 2.5(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Exchange Offer” has the meaning set forth in the Recitals.

“Fair Market Value” means with respect to any non-cash consideration, the fair market value of such non-cash consideration as determined in good faith by the Board.

“Family Group” means, with respect to any Stockholder who is a natural person, (i) such Stockholder’s spouse, (ii) any lineal ancestor or descendant of such Stockholder (descendants, for this purpose, shall include adopted children), (iii) any trust or trusts in which any of the foregoing, individually or collectively, has, directly or indirectly, at least a majority of the beneficial interest, and (iv) the estate of such Stockholder (and his executor(s) or administrator(s)) and the heirs and legatees thereof.

“Fully Diluted Basis” means the total number of outstanding shares of Common Stock calculated as if (i) all securities convertible into or exchangeable for shares of Common Stock at the time of calculation have been fully converted into or exchanged for shares of Common Stock and (ii) all outstanding warrants, options or other rights for the purchase of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock have been fully exercised as of such time, in each case, without regard to whether such instruments are then so convertible, exchangeable or exercisable.

“Governmental Entity” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

“Information” means all information (including, without limitation, proprietary and financial information) about the Company or any of its Subsidiaries that is or has been furnished to any Stockholder or any of its Representatives by or on behalf of the Company or any of its Subsidiaries, or any of their respective Representatives (whether written or oral or in electronic or other form and whether prepared by the Company, its advisers or otherwise), together with all written or electronically stored documentation prepared by such Stockholder or its Representatives based on or reflecting, in whole or in part, such information; provided that the term “Information” does not include any information that (x) is or becomes generally available to the public through no action or omission by any Stockholder or its Representatives or (y) is or becomes available to such Stockholder on a non-confidential basis from a source (other than the Company or any of its Subsidiaries, or any of their respective Representatives) that, to the best of such Stockholder’s knowledge after reasonable inquiry, is not prohibited from disclosing such information to such Stockholder or its Representatives by a contractual, legal or fiduciary obligation.

“Initiator” has the meaning set forth in Section 2.5(a).

“Initiator Notice” has the meaning set forth in Section 2.5(b).

“Intercreditor Agreement” means the Intercreditor and Subordination Agreement, dated as of September 22, 2009, by and among the Company, the pledgors from time to time party thereto, Sempra Energy Trading LLC, in its capacity as facility agent, and Law Debenture Trust Company of New York, in its capacity as indenture trustee, as it may be amended from time to time.

“IPO” means the initial Public Offering of the Company that generates gross cash proceeds of not less than $75,000,000 (including primary and secondary sales).

“Lock-Up Agreement” has the meaning set forth in the Recitals.

“Management Incentive Plan” has the meaning set forth in the Recitals.

“Master ISDA Agreements” has the meaning set forth in Section 1.5.

“New Notes Indenture” means the trust indenture agreement, dated as of September 22, 2009, by and among the Company, the Subsidiary Guarantors named therein, and Law Debenture Trust Company of New York, as trustee, as amended, amended and restated, supplemented or otherwise modified form time to time in accordance with its terms.

“Notes” has the meaning set forth in the Recitals.

“Offer Documents” has the meaning set forth in the Recitals.

“Permitted Transferee” means, (i) with respect to any Stockholder, any Affiliate of a Stockholder; (ii) with respect to any Stockholder that is a natural person, any other member of the Family Group of such Stockholder; (iii) with respect to any Stockholder that is a trust, (A) any beneficiary of such trust that is a member of the Family Group of the settlor of such trust or (B) any new or reconstituted trust the settlor of which is the same as the settlor of the Transferring trust (or the executor, administrator or personal representative of such settlor acting in such settlor’s name) and the beneficiaries of which are members of the Family Group of the settlor of such trust; and (iv) with respect to any Stockholder that is a legal entity, any general partner, limited partner, stockholder or member of such Stockholder, if the applicable Transfer is in connection with any liquidation of, or a distribution with respect to an equity interest in, such Stockholder; provided, however, that in no event shall any competitor of the Company or any of its Subsidiaries constitute a “Permitted Transferee.”  The Company or any of its Subsidiaries

shall be Permitted Transferees, subject to any applicable approvals required pursuant to the Certificate of Incorporation.  Any Stockholder shall also be a Permitted Transferee of the Permitted Transferees of itself.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof, or any Group comprised of two or more of the foregoing.

“Plan Assets” has the meaning set forth in Section 2.4(c).

“Prohibited Transaction” means any Transfer of Equity Securities that (i) violates or causes a default, “change of control” or similar event under any of the Company’s or any of its Subsidiaries’ material debt agreements, indentures and other agreements or instruments evidencing material indebtedness of the Company or any of its Subsidiaries, as such agreements, indentures and instruments may be amended or modified from time to time in accordance with their terms (other than any transaction approved by Board Special Approval, if in connection with such Transfer such agreements, indentures and instruments are amended, modified or refinanced such that there does not exist a violation, default, “change of control” or similar event pursuant to such material indebtedness), (ii) violates applicable securities laws or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or would cause the Company or any of its Subsidiaries to be in violation of any Applicable Law, (iii) would result in the assets of the Company or any of its Subsidiaries constituting Plan Assets, (iv) would, to the knowledge of the transferor of such Equity Securities after due inquiry, result in the Company’s meeting the stock ownership requirement of Section 542(a)(2) of the Code, (v) would cause the Company to be Controlled by or under common Control with an “investment company” for purposes of the Investment Company Act of 1940, as amended, or (vi) would cause the Company to have a class of equity securities held of record by five hundred (500) or more persons (within the meaning of Section 13(g) of the Exchange Act).

“Pro Rata Share” has the meaning set forth in Section 2.5(c).

“Public Offering” means an offering of Common Stock pursuant to a registration statement filed in accordance with the Securities Act (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Purchase Offer” has the meaning set forth in Section 2.5(b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, among the Company and certain Stockholders party thereto, as it may be amended from time to time.

“Related Agreements” means, collectively, the Master ISDA Agreements, the Intercreditor Agreement, the Class A Voting Agreement, the Class C Voting Agreement and the Registration Rights Agreement.

“Representatives” means with respect to any Person, any of such Person’s, or its Affiliates’, directors, officers, employees, general partners, Affiliates, direct or indirect shareholders, members or limited partners, attorneys, accountants, financial and other advisers, and other agents and representatives.

“Restructuring” has the meaning set forth in the Recitals.

“ROFR Exercise Period” has the meaning set forth in Section 2.5(c).

“ROFR Notice” has the meaning set forth in Section 2.5(c).

“ROFR Stockholders” has the meaning set forth in Section 2.5(a).

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“Section 2.4 Transferring Stockholder” has the meaning set forth in Section 2.4(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Selling Stockholder” has the meaning set forth in Section 2.4(a).

“Sempra” has the meaning set forth in the Certificate of Incorporation.

“Stockholder Group Member” has the meaning set forth in Section 1.4.

“Stockholder Special Approval” means the prior approval of (i) Class A Stockholders holding in the aggregate at least 70% of the issued and outstanding shares of Class A Common Stock, voting as a separate class, (ii) Stockholders holding in the aggregate at least 75% of the issued and outstanding shares of Common Stock, voting as a single class, and (iii) if required under the Certificate of Incorporation, Class B Stockholders holding in the aggregate at least 70% of the issued and outstanding shares of Class B Common Stock, voting as a separate class.

“Stockholder Transferee” means any Person that (i) has among its shareholders, members, partners or other equity holders Stockholders that collectively hold, immediately prior to the effective date of the applicable Drag-Along Transaction, more than 20% of the issued and outstanding shares of Common Stock, or any Affiliates of such Stockholders, or (ii) is more than 20% owned or controlled by, directly or indirectly, by Persons that are Stockholders immediately prior to the effective date of the applicable Drag-Along Transaction, or any Affiliates of such Stockholders.

“Stockholders” means (i) the Common Stockholders and (ii) any other holder of any Equity Securities that becomes a party to this Agreement after the date and pursuant to the terms hereof; provided that any Person shall cease to be a Stockholder once it ceases to hold any Equity Securities.

“Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership), or (ii) at least a majority of the securities or other interests of which having, by their terms, ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Taconic” means Taconic Capital Advisors LP, a Delaware limited partnership.

“Taconic Funds” means, collectively, (i) Taconic Opportunity Fund LP, (ii) Taconic Opportunity Master Fund LP, (iii) Taconic Master Fund LP, (iv) Taconic Capital Partners 1.5 LP, (v) Taconic Capital Partners LP and (vi) Taconic Master Fund 1.5 LP.

“Tag-Along Participant” has the meaning set forth in Section 2.3(a).

“Tag-Along Transfer” has the meaning set forth in Section 2.3(a).

“Third-Party Offeror” has the meaning set forth in Section 2.5(b).

“Transaction Documents” means, collectively, this Agreement, the Certificate of Incorporation, the Bylaws, the Class A Voting Agreement, the Class C Voting Agreement, the Registration Rights Agreement and the Management Incentive Plan.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities owned by a Person or any interest (including but not limited to a beneficial interest) in any shares of Equity Securities owned by a Person.

“Transferee” means any Person to whom any Stockholder or any Transferee thereof Transfers Equity Securities in accordance with the terms hereof.

“Transfer Notice” has the meaning set forth in Section 2.3(a).

“Transfer Price” has the meaning set forth in Section 2.5(b).

“Transferred Securities” has the meaning set forth in Section 2.3(a).

“Transfer Shares” has the meaning set forth in Section 2.5(a).

“Transferring Stockholder” has the meaning set forth in Section 2.3(a).

“Voting Securities” means, at any time, shares of any class of Equity Securities of the Company, that are then entitled to vote generally in the election of directors.

3.2           Terms Generally.  The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Agreement as a whole (including the Schedules and Annexes hereto) and not merely to the specific section, paragraph or clause in which such word appears.  All references herein to Articles, Sections, Schedules and Annexes shall be deemed references to Articles and Sections of, and Schedules and Annexes to, this Agreement unless the context shall otherwise require.  The words “include”,

“includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The definitions given for terms in this Article III and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  References herein to any agreement or document (including any of the Transaction Documents) shall be deemed references to such agreement or document as it may be amended, restated or otherwise revised from time to time.

ARTICLE IV

MISCELLANEOUS

4.1           Termination.  Subject to the early termination of any provision as a result of an amendment to this Agreement agreed to by the Company and the Stockholders as provided under Section 4.6(a), this Agreement may be terminated only by the unanimous agreement of the Company and all then-current Stockholders, provided that the provisions of Section 1.3 and Article II (other than Sections 2.1(a) and 2.6) shall automatically terminate immediately upon the consummation of an IPO that complies with Section 2.1(c).  Nothing in this Agreement shall relieve any party from any liability for the breach of any obligations set forth in this Agreement.

4.2           Confidentiality.  Each party hereto agrees to, and shall cause its Representatives to, keep confidential and not divulge any Information, and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company and its Subsidiaries.  Notwithstanding the foregoing, nothing in this Agreement shall prevent any party hereto from disclosing such Information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (c) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (d) to the extent necessary in connection with the exercise of any remedy hereunder, (e) to other Stockholders, (f) to such party’s Representatives that in the reasonable judgment of such party need to know such Information or (g) to a proposed Transferee in connection with a proposed Transfer of Equity Securities from such Stockholder, subject to the execution by the proposed Transferee of a confidentiality agreement substantially in the form attached as Annex C hereto or otherwise in form reasonably satisfactory to the Company; provided, however, that no Information may be made available to any proposed Transferee that is a material customer, supplier or competitor of the Company or any of its Subsidiaries; and provided further that, in the case of clause (a), (b) or (c), such party shall notify the other parties hereto of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

4.3           Restrictions on Other Agreements; Conflicts with Organizational Documents.

(a)           Following the date hereof, no Stockholder shall enter into or agree to be bound by any stockholder agreements or arrangements of any kind with any Person with respect to any the voting of Equity Securities, except the Registration Rights Agreement or as otherwise expressly permitted hereunder.

(b)           Except as otherwise expressly provided in this Agreement, the provisions of the Certificate of Incorporation shall be controlling if any such provisions or the operation thereof conflict with the provisions of this Agreement.  Each of the parties covenants and agrees to vote or cause to be voted their Voting Securities, and to take any other action reasonably requested by the Company or any Stockholder, to amend this Agreement so as to avoid any conflict with the provisions hereof.

(c)           The provisions of this Agreement shall be controlling if any such provisions or the operation thereof conflict with the provisions of the Bylaws.  Each of the parties covenants and agrees to vote or cause to be voted their Voting Securities, and to take any other action reasonably requested by the Company or any Stockholder, to amend the Bylaws so as to avoid any conflict with the provisions hereof.

4.4           Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such further agreements, certificates, instruments and documents, as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

4.5           No Recourse.  Notwithstanding anything to the contrary in this Agreement, the Company and each Stockholder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other Applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Stockholder or any current or future member of any Stockholder or any current or future director, officer, employee, partner or member of any Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

4.6           Amendment; Waivers, etc.

(a)           This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act has been approved by (i) Board Special Approval and (ii) Stockholder Special Approval; provided, however, that this Agreement may not be amended in a manner adversely affecting the rights or obligations of any Stockholder that does not adversely affect the rights or obligations of all similarly situated Stockholders in the same manner without the consent of such Stockholder.

(b)           The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  Any Stockholder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Stockholder granting such waiver in any other respect or at any other time.

4.7           Assignment.  Neither this Agreement nor any right or obligation arising under this Agreement may be assigned by any party without the prior written consent of the other parties.

4.8           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

4.9           No Third Party Beneficiaries.  Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns.

4.10         Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by reputable overnight courier or (d) sent by fax (provided a confirmation copy is sent by one of the other methods set forth above), as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

(i)                                if to the Company, addressed to it at:
595 Summer Street
Suite 300
Stamford, CT 06901-2304
Attention:  Chief Executive Officer
Fax number:  (203) 425-9562

(ii)                             if to any Person that is a Stockholder as of the date hereof, to its address set forth on the signature page of such Stockholder to this Agreement,

with a copy (which shall not constitute notice) to any party so indicated thereon; or

(iii)          if to any Person that becomes a Stockholder after the date hereof, to the name and address specified for such Stockholder in the joinder agreement to this Agreement executed and delivered by such Stockholder in accordance with Section 2.1(d).

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth Business Day after the mailing thereof, (y) if by overnight courier, on the day delivered, or (z) if by fax, on the day delivered.

4.11         Severability.  Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, illegality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

4.12         Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

4.13         Entire Agreement.  This Agreement (including the Schedules and Annexes hereto), together with the other Transaction Documents, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

4.14         Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

4.15         Arbitration.

(a)           Any dispute, controversy, or claim arising out of, relating to, or in connection with this contract, or the breach, termination, or validity thereof, shall be finally settled by arbitration.  The arbitration shall be conducted in accordance with the

Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties.  Notwithstanding the provisions of Section 4.14, the arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code.  The seat of the arbitration shall be New York, New York, United States of America, and it shall be conducted in the English language.  The parties submit to jurisdiction in the state and federal courts in the State, County and City of New York for the limited purpose of enforcing this agreement to arbitrate.

(b)           The arbitration shall be conducted by three neutral arbitrators, who shall be appointed by the AAA.  The arbitrators shall be impartial and independent.

(c)           In order to facilitate the comprehensive resolution of related disputes, and upon request of any party to the arbitration proceeding, the arbitration tribunal may consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties hereto relating to this Agreement or to the Related Agreements (whether or not such other proceeding involves all of the parties hereto).  The arbitration tribunal shall not consolidate such arbitrations unless it determines that (i) there are issues of fact or law common to the various arbitrations so that a consolidated proceeding would be more efficient than separate proceedings and (ii) no party would be prejudiced as a result of such consolidation through undue delay or otherwise.  In the event of different rulings on this question by the arbitration tribunal constituted hereunder and the tribunal constituted under any other Related Agreement, the ruling of the arbitration tribunal governing the first proceeding to have been filed shall control.  In the event of the consolidation of one or more proceedings pursuant to this subsection, the arbitration tribunal governing the first such proceeding to have been filed shall govern the consolidated proceeding unless otherwise agreed by all parties to the proceedings being consolidated.  Solely for purposes of this subsection (c), (i) a proceeding shall be deemed to have been filed when the related demand for arbitration is served by the complaining party and (ii) in the event that two proceedings shall have been filed on the same day, the proceeding involving the largest dollar amount in dispute shall be deemed to have been the first filed.

(d)           The arbitration award shall be final and binding on the parties.  Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

4.16         Waiver of Certain Damages.  NO PARTY SHALL BE ENTITLED TO ANY RECOVERY UNDER THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES.  THIS SECTION 4.16 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND ALL TRANSACTIONS CONTEMPLATED HEREBY.

4.17         Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed by facsimile signature(s) or in pdf file.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

Company:

MXENERGY HOLDINGS INC.

By:	/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer
Title: President

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

CLASS A STOCKHOLDERS:

DENHAM COMMODITY PARTNERS LP

By: Denham Commodity Partners GP LP

By: Denham GP LLC
By:	/s/ Paul Winters
Name: Paul Winters
Title: Authorized Signatory

Address for Notices:
200 Clarendon Street, 25th Floor
Boston, MA 02116

MORGAN STANLEY & CO., INCORPORATED

By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
Morgan Stanley & Co.
Harborside Financial Center
230 Plaza #2, 7th Floor
Jersey City, NJ 07311

HARE & CO.

By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
The Bank of New York
One Wall Street

[Signature Page to Stockholders Agreement]

Reorg Dept, 6th Floor
New York, NY 10826

PENY & CO.

By:	/s/ [Illegible]
Name: [Blank]
Title: Authorized Signature

Address for Notices:
The Bank of New York
One Wall Street
Reorg Dept, 6th Floor
New York, NY 10826

SEAPADDLE & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

SEINE & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

[Signature Page to Stockholders Agreement]

MARROW & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

MEADMARKER & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

ESKIMO & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BRITISH & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

[Signature Page to Stockholders Agreement]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BEACONGALE & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

SALTSHIP & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ [Illegible]
Name: [Illegible]
Title: Vice President

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

BIGBELL & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

[Signature Page to Stockholders Agreement]

FIDDLES & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

MELLON TRUST OF NEW ENGLAND, N.A.

By:	/s/ Alisia Pugh
Name: [Blank]
Title: Supervisor

Address for Notices
525 William Penn Place
RM 0300
Pittsburgh, PA 15259

CAMULOS MASTER FUND LP

By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Address for Notices
Camulos Capital LP
3 Landmark Square, 4th Floor
Stamford, CT 06901
Attn: General Counsel

[Signature Page to Stockholders Agreement]

CAMULOS LOAN VEHICLE FUND I LP

By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Address for Notices
Camulos Capital LP
3 Landmark Square, 4th Floor
Stamford, CT 06901
Attn: General Counsel

MARINER CRA RELATIVE VALUE FUND

By:	/s/ Barry Campbell
Name: Barry Campbell
Title: Principal

Address for Notices:
11 Ivy Place
Upper Saddle River, NJ 07458

BATTERY PARK HIGH YIELD LONG SHORT FUND LTD.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

BATTERY PARK HIGH YIELD OPPORTUNITY MASTER FUND LTD.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

[Signature Page to Stockholders Agreement]

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

BATTERY PARK HIGH YIELD OPPORTUNITY STRATEGIC FUND, LTD.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Address for Notices:
2 World Financial Center
Building B, 18th Floor
New York, NY 10281

VELVET & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

FOREHOOKS & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

[Signature Page to Stockholders Agreement]

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

WHARFNET & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

NLA & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

/s/ Richard Burns
Name: Richard Burns

Address for Notices:
762 Mill Road
Carrabelle, FL 32322

/s/ Jason Joffe
Name: Jason Joffe

[Signature Page to Stockholders Agreement]

Address for Notices:
692 London Berry Road
Atlanta, GA 30327-4956

/s/ Allison G. Young
Name: Allison G. Young

Address for Notices:
1498 Boulder Lane
Woodstock, IL 60098-7104

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Scott A. Simon
Name: [Blank]
Title: Authorized Signature

Address for Notices:
DB Securities Services
100 Plaza One, 2nd Floor
Jersey City, NJ 07311

TACONIC CAPITAL PARTNERS LP

By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC MASTER FUND 1.5 LP

By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

[Signature Page to Stockholders Agreement]

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC CAPITAL PARTNERS 1.5 LP

By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC OPPORTUNITY MASTER FUND LP

By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

TACONIC OPPORTUNITY FUND LP

By: Taconic Capital Advisors, L.P., as Manager

[Signature Page to Stockholders Agreement]

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

CAMULOS LOAN VEHICLE FUND I LP

By:	/s/ [Illegible]
Name: [Illegible]
Title: Authorized Signatory

Address for Notices
Camulos Capital LP
Three Landmark Square
Stamford, CT 06901

CAMZOK CAPITAL

By:	/s/ [Illegible]
Name: [Illegible]
Title: President

Address for Notices:
[Illegible]

UBS FINANCIAL SERVICES INC.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. – Corp. Actions

Address for Notices:
UBS Financial Services Inc.
1000 Harbor Boulevard
Weehawken, New Jersey 07086
Attention: Vanessa Hanks

[Signature Page to Stockholders Agreement]

Corporate Actions Physical Processing
6th Floor

GOLDMAN SACHS AND CO.

By:	/s/ Piotr Uzar
Name: Piotr Uzar
Title: Vice President

Address for Notices:
Goldman Sachs & Co.
30 Hudson Street
Jersey City, NJ 07302
Attn: Reorg Dept
4th Floor

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: AIG Global Investment Corp. Investment Advisor

By:	/s/ Tim Lindvall
Name: Tim Lindvall
Title: Vice President

Address for Notices:
c/o AIG Global Investment Corp.
2929 Allen Parkway, A37-01
Houston, Texas 77019

WESTERN NATIONAL LIFE INSURANCE COMPANY (f/k/a AIG Annuity Insurance Company)

By: AIG Global Investment Corp. Investment Advisor

By:	/s/ Tim Lindvall
Name: Tim Lindvall
Title: Vice President

[Signature Page to Stockholders Agreement]

Address for Notices:
c/o AIG Global Investment Corp.
2929 Allen Parkway, A37-01
Houston, Texas 77019

NEWPORT & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

FLEETBIRD & CO.

By: State Street Bank & Trust Co., a partner

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Address for Notices:
State Street Bank & Trust Co.
PO Box 5756
Boston, MA 02206

TACONIC MASTER FUND LP

By: Taconic Capital Advisors, L.P., as Manager

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:
c/o Taconic Capital Advisors, L.P.
450 Park Avenue
New York, NY 10025

[Signature Page to Stockholders Agreement]

CLASS B STOCKHOLDER:

SEMPRA ENERGY TRADING LLC

By:	/s/ Michael Mitchell
Name: Michael Mitchell
Title: Vice President

Address for Notices:

600 Washington Blvd.
Stamford, CT 06901
Attn: General Counsel

[Signature Page to Stockholders Agreement]

CLASS C STOCKHOLDERS:

/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer

/s/ Chaitu Parikh
Name: Chaitu Parikh

/s/ Carole R. Artman-Hodge
Name: Carole R. Artman Hodge

CHARTER MX LLC
By: Charterhouse Equity Partners IV, L.P., its managing member

By: CHUSA Equity Investors IV, L.P., its general partner

By: Charterhouse Equity IV, LLC, its general partner

By:	/s/ William M. Landuyt
Name: William M. Landuyt
Title: Authorized Signatory

Address for Notices:
c/o Charterhouse Group, Inc.
535 Madison Avenue
New York, NY 10022
Attention: William Landuyt

with a copy to:

Proskauer Rose LLP
1585 Broadway
New York, NY 10036
Attention: Stephen Rubin, Esq.

[Signature Page to Class C Voting Agreement]

DENHAM COMMODITY PARTNERS LP

By: Denham Commodity Partners GP LP

By: Denham GP LLC
By:	/s/ Paul Winters
Name: Paul Winters
Title: Authorized Signatory

Address for Notices:
200 Clarendon Street, 25th Floor
Boston, MA 02116

CAROLE R. ARTMAN-HODGE 7 YR GRAT

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Atman-Hodge
Title: [Blank]

PEQUOT ENTERPRISES LLC

By:	/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer
Title: Managing Member

GREENHILL CAPITAL PARTNERS, L.P.

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.

GREENHILL CAPITAL, L.P.

By: GCP Managing Partner, L.P., a managing general partner of each of the foregoing partnerships

By: Greenhill Capital Partners, LLC, its general partner

[Signature Page to Class C Voting Agreement]

By:	/s/ [Illegible]
Name: [Blank]
Title: [Blank]

Address for Notices:
300 Park Avenue, 23rd Floor
New York, NY 10022
Attention: Chairman

JED COMMUNICATIONS ASSOCIATES

By: /s/ Daniel G. Bergstein
Name: Daniel G. Bergstein
Title: President

[Signature Page to Class C Voting Agreement]